March 26, 2019

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Resource Variable Account B ("Depositor") (File No. 811-04716)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and Symetra Resource Variable Account B, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
AB Variable Products Series Fund, Inc.	811-05398
ALPS Variable Investment Trust	811-21987
American Century Variable Portfolios Inc.	811-05188
American Funds Insurance Series	811-03857
BlackRock Variable Series Funds, Inc.	811-03290
Calvert Variable Products, Inc.	811-04000
Columbia Funds Variable Series Trust	811-05199
Columbia Funds Variable Series Trust II	811-22127
Delaware VIP Trust	811-05162
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Dreyfus Investment Portfolios	811-08673
Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund Inc.	811-05719
Dreyfus Variable Investment Fund	811-05125
Eaton Vance Variable Trust	811-10067
Federated Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
JPMorgan Insurance Trust	811-07874
Janus Aspen Series	811-07736
The Merger Fund VL	811-21279
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
PIMCO Equity Series	811-22375
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Royce Capital Fund	811-07537

Fund Company	1940 Act Registration No.
SEI Insurance Products Trust	811-22862
Touchstone Variable Series Trust	811-08416
T Rowe Price Equity Series, Inc	811-07143
T. Rowe Price International Series, Inc.	811-07145
Van Eck VIP Trust	811-05083
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund IV	811-03759
Variable Insurance Products Fund V	811-05361
Virtus Variable Insurance Trust	811-04642
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Vice President and Associate General Counsel